EXHIBIT 32


                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





     In connection with the Quarterly Report of AtheroGenics, Inc. (the "Company") on Form 10-Q for the quarter ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the"Report"), I, Russell M. Medford, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1)   The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                          /s/RUSSELL M. MEDFORD
			  --------------------------
                          Russell M. Medford
                          President and Chief Executive Officer
                          May 10, 2004




     -------------------------------------------------------


                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





     In connection with the Quarterly Report of AtheroGenics, Inc. (the "Company") on Form 10-Q for the quarter ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark P. Colonnese, Senior Vice President of Finance and Administration and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1)   The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                            /s/MARK P. COLONNESE
                             ------------------------
                            Mark P. Colonnese
                            Senior Vice President of Finance
                            and Administration and
                            Chief Financial Officer
                            May 10, 2004